SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

ALLIED DEVICES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	0-24012	13-3087510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Duffy Avenue
Hicksville, NY  11801
(Address of principal executive offices)(zip code)

(516) 935-1300
(Registrant’s telephone number, including area code)

Item 7.            Financial Statements and Exhibits

(c)                     Exhibits.

99.1                           Press Release dated April 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED DEVICES CORPORATION (Registrant)

Date: April 15, 2003	By:	/s/ Paul M. Cervino
Paul M. Cervino
President & Chief Operating Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 15, 2003.